                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   PROGRESSIVE BANK, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:
_________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                          March 24, 1997






Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Progressive Bank, Inc. (the "Company") which will be held on Thursday, April 24, 1997, at the main office of its subsidiary, Pawling Savings Bank (the "Bank"), on Route 22, Pawling, New York at 6:00 p.m., local time.

     The accompanying Notice and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Bank. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                         Sincerely,

                         /s/ Peter Van Kleeck

                         Peter Van Kleeck
                         President and Chief Executive Officer

________________________________________________________________

                  PROGRESSIVE BANK, INC.
              1301 ROUTE 52, P.O. BOX 7000
              FISHKILL, NEW YORK 12524-7000

________________________________________________________________

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                TO BE HELD ON APRIL 24, 1997

________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Annual Meeting") of Progressive Bank, Inc.
(the "Company") will be held at the main office of its subsidiary, Pawling Savings Bank (the "Bank"), on Route 22,
Pawling, New York on Thursday, April 24, 1997, at 6:00 p.m., local time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

         1.    The election of three directors of the Company;

         2. The amendment of the Company's Certificate of Incorporation to include provisions that set forth procedures for director nominations and new business proposals by stockholders;

         3.    The approval of the Progressive Bank, Inc. 1997
               Employee Stock Option Plan;

         4.    The ratification of the appointment of KPMG Peat
               Marwick LLP, independent certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1997; and

         5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 14, 1997 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjourn-ment thereof.

     You are requested to fill in and sign the enclosed Proxy
Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                       BY ORDER OF THE BOARD OF DIRECTORS,

                       /s/ Beatrice D. Parent

                       Beatrice D. Parent
                       Corporate Secretary
Fishkill, New York
March 24, 1997

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

________________________________________________________________

                       PROXY STATEMENT
                            OF
                    PROGRESSIVE BANK, INC.
                  1301 ROUTE 52, P.O. BOX 7000
                  FISHKILL, NEW YORK 12524-7000

________________________________________________________________
                 ANNUAL MEETING OF STOCKHOLDERS
                        APRIL 24, 1997

________________________________________________________________
                            GENERAL
________________________________________________________________

     This Proxy Statement is furnished to stockholders of Progressive Bank, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the main office of its subsidiary, Pawling Savings Bank (the "Bank"), on Route 22, Pawling, New York on Thursday, April 24, 1997, at 6:00 p.m., local time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and Proxy Card and this Proxy Statement are being first mailed to stockholders on or about March 24, 1997.


________________________________________________________________
           VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Beatrice D. Parent, Corporate Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CON-SIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
       VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 14, 1997 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 3,824,646 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of December 31, 1996 by persons known to the Company to beneficially own more than 5% of the Common Stock.


                                      AMOUNT AND       PERCENT OF
                                      NATURE OF        SHARES OF
NAME AND ADDRESS                      BENEFICIAL       COMMON STOCK
OF BENEFICIAL OWNER                   OWNERSHIP(1)     OUTSTANDING
-------------------                  ------------     ------------

Builtland Partners                      362,439            9.5%
1271 Avenue of the Americas
New York, New York  10020

Peter B. Cannell & Co., Inc. (2)        347,246            9.1
919 Third Avenue
New York, New York 10022

Dimensional Fund Advisors, Inc. (3)     289,700            7.6
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

The Guardian Life Insurance
  Company of America (4)                280,743            7.3
201 Park Avenue South
New York, New York  10003

_________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named beneficial owners exercise sole voting and investment power over the shares of the Common Stock. Information is based on reports filed by the beneficial owner pursuant to the Exchange Act, except that information regarding Builtland Partners and The Guardian Life Insurance Company of America is based on information otherwise provided to the Company by those beneficial owners.
(2)   A registered investment advisor.
(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 289,700 shares of the Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, of all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(4) Includes affiliates Guardian Investors Services Corporation, The Guardian Park Avenue Fund, Inc., The Guardian Stock Fund, Inc. and The Guardian Employees' Incentive Savings Plan.

________________________________________________________________
               PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

     The Company's Board of Directors currently consists of 10 members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 2000 Annual Meeting and until their respective successors are elected and shall qualify. The Board of Directors has nominated Thomas C. Aposporos, John J. Page and David A. Swinden to serve as directors for a three-year period. All nominees are currently members of the Board. Under New York law, directors are elected by a plurality of the votes cast at the Annual Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Annual Meeting.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.


         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of the Company and the expiration of his or her term as a director. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption. Each director of the Company also is a member of the Board of Directors of the Bank.

                                   PRINCIPAL                      YEAR FIRST
                       AGE AT      OCCUPATION                     ELECTED AS      CURRENT
                    DECEMBER 31,   FOR PAST                       DIRECTOR OF      TERM
NAME                    1996       FIVE YEARS                     THE COMPANY     TO
EXPIRE
----                ------------   ----------                     -----------     ---------
                    BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Thomas C. Aposporos     44      Principal at Aposporos and Son,         1988         1997
                                licensed real estate brokers;
                                Chairman of the Board of the
                                Company

John J. Page            58      President of H.G. Page and Sons,        1986         1997
                                a building material supplier;
                                Owner of John Page Development Co.,
                                a property management development
                                company

David A. Swinden        64      Executive Vice President of             1994         1997
                                Imperial Schrade Corp., a
                                manufacturing company

                            DIRECTORS CONTINUING IN OFFICE

Richard T. Hazzard      53      President of Lyman A. Beecher, Inc.,    1986         1998
                                d/b/a Beecher Funeral Home and
                                Dwyer Funeral Home

Richard Novik           56      President of Clear Channel              1986         1998
                                Communications, International;
                                Owner and President of WKIP Broad-
                                casting and Dutchess Communications
                                Corp. from 1987 to March 1997

Roger W. Smith          57      President of Pawling Corporation, a     1992         1998
                                manufacturer of rubber and plastic
                                products

Elizabeth P. Allen      54      Chairman of the Board of the Bank;      1986         1999
                                Director of Guideposts, Inc., a
                                not-for-profit church corporation

George M. Coulter       68      Private practice of dentistry           1986         1999

Archibald A. Smith, III 47      Headmaster at the Trinity Pawling       1995         1999
                                School, an independent boys college
                                preparatory school

Peter Van Kleeck        62      President and Chief Executive Officer   1990         1999
                                of the Company and the Bank


COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended December 31, 1996, the Board of Directors of the Company met 14 times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended December 31, 1996 and the total number of meetings held by committees on which he or she served during such fiscal year. The Company's Board of Directors has standing Audit, Compensation and Nominating Committees.

     The Audit Committee reviews examinations of the Company and the Bank that are conducted by regulatory agencies and oversees and reviews audits of the Company and the Bank by internal audit staff and independent auditors. The Audit Committee also recommends to the Board of Directors, on an annual basis, a firm to serve as the Company's independent auditors and an individual to serve as the chief internal auditor of the Company and Bank. The Audit Committee met seven times during the year ended December 31, 1996. To qualify for service on the Audit Committee, directors must meet certain specified criteria designed to establish independence from management. The present members of the Audit Committee are David A. Swinden (Chairman), John J. Page, Archibald A. Smith, III and Roger W. Smith.

     The Compensation Committee determines the personnel, salary, employee benefits policies and related matters for the officers and employees of the Company and the Bank. The Compensation Committee met three times during the year ended December 31, 1996. The present members of the Committee are Roger W. Smith (Chairman), Elizabeth P. Allen, Thomas C. Aposporos, Richard T. Hazzard and David A. Swinden.

     The Nominating Committee meets for the purpose of considering potential nominees to the Board of Directors. During the year ended December 31, 1996, the Nominating Committee met three times. Effective May 1, 1997, the members of the Nominating Committee will be Archibald A. Smith, III (Chairman),
George M. Coulter, Richard Novik and John J. Page.

     Any stockholder wishing to suggest nominees to the Board of Directors may forward their suggestions along with nominating information to: Beatrice D. Parent, Corporate Secretary, Progressive Bank, Inc., 1301 Route 52, P.O. Box 7000, Fishkill, New York 12524-7000. If the proposed amendment to the Certificate of Incorporation is approved at the Annual Meeting, stockholders wishing to suggest nominees must follow the procedures and submit the information as set forth in the proposed amendments to the Certificate of Incorporation and Bylaws attached hereto as Exhibit A. See "Proposal II -- Amendment of the Certificate of Incorporation of Progressive Bank, Inc." and Exhibit A. If the proposed amendment to the Certificate of Incorporation is not approved at the Annual Meeting, stockholders wishing to suggest nominees must follow the procedures and submit the information currently required for this purpose. Under procedures currently followed by the Board of Directors, to be eligible for election to the Board of Directors the following information concerning a proposed nominee must be submitted in writing to the Corporate Secretary on a date not earlier than one hundred eighty days prior to and not later than the date set forth below: (i) name; (ii) business address; (iii) residence address; (iv) present occupation or employment and the name, principal business and address of any corporation or other organization in which said employment is carried on; (v) information as to all occupations, positions, offices or employments during the last ten years, giving starting and ending dates of each and the name, principal business and address of any business corporation or other business organization in which each said occupation, position, office or employment was carried on;
(vi) a statement as to whether such person has been a participant in any proxy contest involving the Company or any other corporation within the past ten years and the principals, subject matter, the relationship of such person to the principals and outcome of such contest; (vii) a statement as to whether or not during the past ten years such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and if so the dates, nature of conviction, name and location of court, and penalty imposed or other disposition of the case; and (viii) the amount of Common Stock held by such person beneficially, directly or indirectly, or of record but not beneficially.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

     The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of five outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's Chief Executive Officer, under the direction of the Committee, implements the Company's executive compensation policies. The Committee retained an outside consultant to provide assistance in designing the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

     . To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

     . To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

     . To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

     . To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

     . To attract and retain top performing executive officers for the long-term success of the Company.

     . To facilitate stock ownership through the granting of stock options.

     In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

     Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other
characteristics.   The Committee's objective is to provide for
base salaries that are competitive with the average salary paid by the Company's peers.

     Executive Incentive Compensation Plan.   The Company
maintains a formula-based bonus plan (the "Executive Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company performance objectives. Under the Executive Incentive Compensation Plan, at the beginning of the year, the Committee established a minimum "Threshold" target return on equity ("ROE") and a maximum "Best Expected" target ROE. The range of possible bonuses that could be paid to each employee is determined following the end of the year based on where the actual ROE for 1996 was within the range of Threshold to Best Expected ROE. No bonuses are paid unless actual ROE exceeds Threshold ROE. Within the range of possible bonuses for each employee, the actual bonus awarded is determined based on a rating given to each employee reflecting the employee's success in achieving specific individual performance goals established at the beginning of the year.

     Stock Options. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted at the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases.

Compensation of the Chief Executive Officer

     Mr. Van Kleeck's base salary is established in accordance with the terms of the employment agreement entered into between the Company and Mr. Van Kleeck. See "Executive Compensation -- Employment Agreement." The Committee determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. Van Kleeck's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Van Kleeck's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

     Mr. Van Kleeck received bonus compensation under the Executive Incentive Compensation Plan in fiscal year 1996 based on the Company's ROE and Mr. Van Kleeck's achievement of individual performance goals based on the formula set forth above.

     The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                  Members of the Compensation Committee

                  Roger W. Smith (Chairman)
                  Elizabeth P. Allen
                  Thomas C. Aposporos
                  Richard T. Hazzard
                  David A. Swinden


COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph and table which follow show the cumulative total return on the Common Stock during the five fiscal years ended December 31, 1996 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq market and (2) the total cumulative return of banking companies traded on the Nasdaq market. The comparison assumes $100 was invested on January 1, 1991 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and banking companies traded on the Nasdaq market. Line graph begins at December 31, 1991 and plots the cumulative total return at December 31, 1992, 1993, 1994, 1995 and 1996. Plot points are provided below.]


                12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
                --------  --------  --------  --------  --------  --------
COMPANY          $100     $293.33   $444.00   $630.00   $804.00   $931.20
NASDAQ            100      116.38    133.59    130.59    184.67    227.16
NASDAQ BANKS      100      145.55    165.99    165.38    246.32    325.60



EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each other executive officer whose salary and bonus earned in fiscal 1996 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                     ANNUAL COMPENSATION                 -------------
NAME AND                        ---------------------------------         SECURITIES
PRINCIPAL                                             OTHER ANNUAL         UNDERLYING
ALL OTHER
POSITION                   YEAR  SALARY     BONUS(1)  COMPENSATION(2)
OPTIONS   COMPENSATION(2)
-----------------------------------------------------------------------------------------------------

Peter Van Kleeck           1996  $262,073   $86,677   $   --                 15,000      $2,558
  President and Chief      1995   241,687    45,000       --                 46,500       2,440
  Executive Officer of     1994   220,353     6,750       --                  7,098       3,987
  the Company and the Bank

Robert A. Gabrielsen       1996   134,934    35,987       --                  6,000       1,891
  Executive Vice President,1995   120,934    20,000       --                 20,000       1,912
  Chief Financial Officer  1994   105,626    27,000       --                  5,433       2,067
  of the Bank, Treasurer
  of the Company

J. Donald Weand, Jr. (5)   1996    35,880    40,485       --                  6,000      72,872
  Former Senior Vice       1995   136,957    20,000       --                 20,000       2,183
  President, Chief Lending 1994   117,419    27,000       --                  5,634       2,283
  Officer of the Bank

_______________
(1) Bonuses are paid in January of each year based on Company and individual performance during the prior year.
(2) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1996 did not exceed 10% of the executive officer's salary and bonus.
(3) Adjusted to give effect to a three-for-two stock split completed in December 1996.
(4) For fiscal 1996, consists of life insurance premium payments of $702, $66 and $120 and contributions pursuant to the Company's Retirement Plan of $1,856, $1,825 and $752 made by the Company in fiscal 1996 for the benefit of Messrs. Van Kleeck, Gabrielsen and Weand, respectively. In the case of Mr. Weand, also includes $72,000 paid in connection with the end of his service with the Company.
(5)   Mr. Weand's employment with the Bank ended on March 29, 1996.


        Option Grants in Last Fiscal Year. The following table contains information concerning grants of stock options to the Company's Chief Executive Officer and the other named executive officers during fiscal year 1996.

                                    INDIVIDUAL GRANTS
                    ----------------------------------------------------
                    NUMBER OF       PERCENT OF
                    SECURITIES      TOTAL OPTIONS
                    UNDERLYING      GRANTED TO                             GRANT DATE
                     OPTIONS        EMPLOYEES IN   EXERCISE   EXPIRATION     PRESENT
NAME                GRANTED (1)(2)  FISCAL YEAR    PRICE (1)     DATE       VALUE
(3)
----                --------------  -----------    ---------  ----------    ---------
Peter Van Kleeck        15,000          20%        $ 17.75     02/13/06     $70,350
Robert A. Gabrielsen     6,000           8           17.75     02/13/06      28,140
J. Donald Weand, Jr.     6,000           8           17.75     02/13/06      28,140

____________
(1) Adjusted to give effect to a three-for-two stock split completed in December 1996.
(2) All options granted became exercisable immediately upon grant.
(3) Represents the present value of the grant at the date of grant, as determined using the Black-Scholes option pricing model. In calculating the present value of the option grant, the following assumptions were utilized: (i) the current market price of the underlying stock at the date of grant was $17.75; (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 5.67%;
     (iii) the annual dividend on the Common Stock was 3.0%; (iv) the expected volatility rate of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 25.30%; and (v) the options were assumed to be exercised 6.2 years after the grant date. The foregoing assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

     Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other named executive officers during fiscal year 1996 and the value of options held by such individuals at December 31, 1996.

                                          NUMBER OF SECURITIES
                                          UNDERLYING UNEXERCISED   VALUE OF
UNEXERCISED
                                               OPTIONS AT         IN-THE-MONEY OPTIONS
                                            DECEMBER 31, 1996      AT DECEMBER 31, 1996
                   SHARES ACQUIRED  VALUE      (EXERCISABLE/          (EXERCISABLE/
NAME                ON EXERCISE    REALIZED   UNEXERCISABLE)(1)
UNEXERCISABLE)(1)(2)
----               --------------- -------    -----------------   --------------------
Peter Van Kleeck       3,348       $20,646      48,000/13,500       $271,920/$75,330
Robert A. Gabrielsen      --            --      19,433/ 6,000        142,538/ 33,480
J. Donald Weand, Jr.  24,134       132,942         --/     --            --/      --

_______________
(1) Adjusted to give effect to a three-for-two stock split completed in December 1996.
(2) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of the underlying Common Stock at December 31, 1996, based on the closing sale price of the Common Stock on December 31, 1996 as reported on the Nasdaq National Market ($22.75 per share), and the weighted average exercise price of the options.

     Employment Agreement. The Company has entered into an employment agreement (the "Employment Agreement") with Peter Van Kleeck, the President and Chief Executive Officer of the Company and the Bank. The Employment Agreement, which expires on December 31, 1999, provides that Mr. Van Kleeck will receive a base salary, subject to increases and bonuses as may be granted by the Board of Directors from year to year. Mr. Van Kleeck's
base salary for 1997 is $272,160.   Under the Employment
Agreement, Mr. Van Kleeck may defer a portion
of his salary. In the event of termination without cause, Mr. Van Kleeck would receive his current salary for the remainder of the term of the Employment Agreement plus an amount equal to his bonus for the prior calendar year for each year, including the year of termination, through the end of the term of the Employment Agreement. In the event of a change in control, he would, upon termination, as defined, receive his salary for the remainder of the term plus if such termination occurs during the last three years of the term, an amount equal to thirty-six months salary less the salary for the number of months to the end of the term, plus any excise tax imposed pursuant to Section 280G(b)(2) of the Internal Revenue Code (the "Code"). The aggregate payments that would be made to Mr. Van Kleeck assuming termination of his employment under the foregoing circumstances at December 31, 1996 would be approximately $816,000.

     Severance Agreements. The Bank has entered into a severance agreement with Mr. Gabrielsen. The severance agreement provides that in the event of a change in control of the Company or the Bank and Mr. Gabrielsen's termination within two years thereafter, either by the Company for reasons other than cause or by Mr. Gabrielsen following the occurrence of certain specified events generally amounting to a reduction of salary, bonus, benefits or responsibilities: (i) he would be entitled to a severance payment equal to 2.99 times his average annual compensation for his employment period but not averaged over more than five years; and (ii) all his options would become immediately exercisable. The aggregate payments that would be made to Mr. Gabrielsen assuming termination of employment under the foregoing circumstances at December 31, 1996 would be approximately $324,000. The Bank had entered into a similar severance agreement with Mr. Weand. That severance agreement was terminated during 1996.

     Pension Plan. The Company maintains a non-contributory defined benefit pension plan (the "Plan") through the RSI Retirement Trust. The Plan covers full-time employees who have attained the age of 21 years and completed at least one year of service with the Company or the Bank.

     The following table indicates annual benefits payable upon retirement for various levels of compensation and periods of service under the Plan. The benefit amounts listed in the table are not subject to any deduction for Social Security or other offsets.

                                YEARS OF SERVICE
FINAL AVERAGE     ----------------------------------------------
ANNUAL SALARY       10        15        20        25        30
-------------     ------    ------    ------    ------    -----
$ 75,000          $11,250   $16,875   $22,500  $28,125   $33,750
  95,000           14,250    21,375    28,500   35,625    42,750
 115,000           17,250    25,875    34,500   43,125    51,750
 135,000           20,250    30,375    40,500   50,625    60,750
 150,000           22,500    33,750    45,000   56,250    67,500


     The formula for determining retirement benefit payments is:
(i) for service prior to October 1, 1990, 2% times years of credited service times average annual earnings; plus (ii) for service on or subsequent to October 1, 1990 and prior to July 1, 1993, 1.667% times years of credited service times average annual earnings; plus (iii) for service on or subsequent to July 1, 1993, 1.5% times years of credited service times average annual earnings. The compensation used to calculate the employee's average annual earnings consists of base compensation (which is equivalent to the amounts shown in the "Salary" column in the Summary Compensation Table above) for the highest 60 consecutive months during the final 120 consecutive months of service. The maximum benefit payable to any employee under the Plan is 60% of average annual earnings. For 1996, the maximum average annual salary permitted under the Code to be used to determine benefits was $150,000, and the maximum benefit payable to any employee under the Plan was $120,000.


     Under the Plan, the Company makes an annual contribution for the benefit of eligible employees, computed on an actuarial basis. During the year ended December 31, 1996, the Company contributed $9,716, $5,069 and $5,140 to the Plan for the benefit of Messrs. Van Kleeck, Gabrielsen and Weand, respectively. Vesting in the Plan occurs upon completion of 10 years of service subsequent to the employee's 18th birthday. At December 31, 1996, Messrs. Van Kleeck and Gabrielsen had approximately 9 and 6 years of service, respectively, credited in the Plan. When he left the Company, Mr. Weand had not met the Plan's vesting requirements and will not receive benefits under the Plan.

DIRECTOR COMPENSATION

     Directors of the Company and the Bank receive annual retainer fees of $5,000 from each of the Company and the Bank. Further, in 1996, Mr. Aposporos, the Chairman of the Board of the Company, and Ms. Allen, the Chairman of the Board of the Bank, were paid monthly stipends by the Company and the Bank of $2,500 and $1,500, respectively. In 1996, each director also received fees of $400 for attendance at meetings of the Board of Directors of each of the Company and the Bank. Directors are not paid for attendance at committee meetings. Mr. Van Kleeck does not receive any fees for service as a director of the Company or the Bank. Board members who are not employees also may receive non-qualified stock options. In 1996, in connection with his becoming a director of the Company, Mr. Archibald A. Smith, III was awarded options to acquire 10,800 shares of Common Stock at an exercise price of $17.17 (the number of shares and exercise price have been adjusted to give effect to a three-for-two stock split completed in December 1996). No other options were awarded to directors during 1996. Directors of the Company, but not the Bank, who have been a director at least five years, are entitled to retirement or severance benefits upon leaving the Board in an amount equal to the amount of the annual retainer fee multiplied by the number of years of service as a Director, but not more than fifteen years.

TRANSACTIONS WITH MANAGEMENT

     As a savings bank, the Bank is authorized under the New York Banking Law and regulations to make loans to its executive officers and directors and to the executive officers and directors of the Company and the Bank. All such loans must be approved by the Board of Directors of the Bank or an authorized committee. If such loan is secured by a first lien on a residence of such executive officer or director, or if the principal amount of the loan, when aggregated with the unpaid principal amount of all other loans by the Bank to the executive officer or director, exceeds $25,000 or 5% of its capital stock, surplus funds and undivided profits, whichever is higher, the approval of the Bank's Board of Directors is required. Also, loans to an executive officer or director in excess of $500,000 in the aggregate may be made only if the approval of the Board of Directors of the Company has been obtained.

     At December 31, 1996, all of the Bank's loans to officers and directors and employees were in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.


SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                       PERCENT OF
                                                       SHARES OF
                            AMOUNT AND NATURE OF      COMMON STOCK
NAME                       BENEFICIAL OWNERSHIP (1)    OUTSTANDING
----                       -----------------------    ------------
                            SHARES     OPTIONS (2)
                           ------     -----------
Elizabeth P. Allen            7,434       10,800           *
Thomas C. Aposporos           3,900       10,800           *
George M. Coulter            31,985       10,800          1.1
Donald B. Dedrick (3)        10,148        7,350           *
Richard T. Hazzard            8,112       10,800           *
Richard Novik                 6,207       10,800           *
John J. Page                 20,025 (4)   10,800           *
Archibald A. Smith, III         750       10,800           *
Roger W. Smith                1,500       10,800           *
David A. Swinden              1,182       10,050           *
Peter Van Kleeck             31,061       48,000          2.0
Robert A. Gabrielsen          6,000       19,433           *

All directors and executive 128,804      194,828          8.1
  officers of the Company
  as a group (16 persons)

______________
(1)  For the definition of beneficial ownership, see footnote
     1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts are adjusted to give effect to a three-for-two stock split completed in December 1996.
(2) Consists of shares which may be acquired pursuant to options exercisable within 60 days after the Record Date.
(3) Mr. Dedrick's term as a director will expire on April 24, 1997.
(4) Includes 13,177 shares held by spouse and by minor children living at home.
*    Less than 1%.

________________________________________________________________
          PROPOSAL II -- AMENDMENT OF THE CERTIFICATE OF
               INCORPORATION OF PROGRESSIVE BANK, INC.
________________________________________________________________

     The Company's Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to include provisions which would require stockholders to give advance notice and to follow certain procedures in nominating directors or proposing new business for consideration by stockholders at a meeting. If the proposed amendment to the Company's Certificate of Incorporation is adopted at the Annual Meeting, a new Paragraph 8 will be inserted into the Certificate of Incorporation and subsequent sections will be renumbered. In addition, the Board of Directors has voted to amend the Company's Bylaws, subject to stockholder approval of the proposed amendment to the Certificate of Incorporation, to provide that (i) a new Section 9 will be inserted into Article I of the Bylaws, and (ii) a new Section 14 will be inserted into Article III of the Bylaws. If the proposed amendment of the Certificate of Incorporation is not approved by stockholders at the Annual Meeting, then the Bylaw amendments will not go into effect. Copies of proposed Paragraph 8 of the Certificate of Incorporation and Article I Section 9 and Article III Section 14 of the Bylaws are attached hereto as Exhibit A.

     The proposed amendment to the Certificate of Incorporation provides that nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the Board of Directors of the Company or by any stockholder of the Company entitled to vote generally in the election of directors. In order for a stockholder of the Company to make any such nominations and/or proposals, he or she must give written notice thereof to the Corporate Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Corporate Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company. Each such notice given by a stockholder to the Corporate Secretary with respect to business proposals to be brought before a meeting must set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (iii) the class and number of shares of the Company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Stockholder nominations or business proposals not made in accordance with the foregoing procedures may be disregarded and laid over for action at the next succeeding annual or special meeting of stockholders taking place 30 days or more thereafter.

     If the proposed amendment to the Certificate of Incorporation is approved by stockholders at the Annual Meeting, then the following amendments to the Bylaws will become effective. First, a new Section 14 will be added to Article III of the Bylaws to provide that the Board of Directors or a committee appointed by the Board of Directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Corporate Secretary at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Corporate Secretary of the Company in accordance with the provisions of the Company's Certificate of Incorporation, as amended in the manner described above. Second, a new Section 9 will be inserted into Article I of the Bylaws, which will contain the same provisions as proposed Paragraph 8 of the Certificate of Incorporation. The new Section 9 is designed to ensure that the Bylaws are consistent with the Certificate of Incorporation.

     The proposed amendments to the Certificate of Incorporation and Bylaws are designed to ensure that management is given sufficient time to disclose to stockholders information concerning a dissident slate of nominees for director. The advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominees if management determines that doing so is in the best interests of stockholders, generally. Similarly, advance notice of stockholder proposals will give management time to study stockholder proposals and to determine whether to recommend to stockholders that such proposals be adopted.

     The Board of Directors has determined that amendment of the Certificate of Incorporation and Bylaws to provide advance notification of and to establish procedures for stockholder nominations and proposals for new business is in the best interests of the Company and its stockholders. Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCLUDE PROVISIONS THAT SET FORTH PROCEDURES FOR DIRECTOR NOMINATIONS AND NEW BUSINESS PROPOSALS BY STOCKHOLDERS.

________________________________________________________________
         PROPOSAL III - THE APPROVAL OF PROGRESSIVE BANK, INC.
                   1997 EMPLOYEE STOCK OPTION PLAN
________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the Progressive Bank, Inc. 1997 Employee Stock Option Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The Option Plan is attached hereto as Exhibit B and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize its terms, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to advance the interests of the Company by providing selected key employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to key employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

     Effective Date.  The Option Plan became effective February
11, 1997 (the "Effective Date"), subject to its approval by the Company's stockholders.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. It is expected that the Committee will initially consist of the non-employee directors serving on the Company's Compensation Committee. The Option Plan authorizes the Company's Board of Directors to act in lieu of the Committee in the absence of a duly appointed Committee.

     The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the Option Plan.

     Eligible Persons; Types of Awards. The Option Plan authorizes the Committee to make the following awards (collectively, "Awards") to employees: stock options ("Options"), stock appreciation rights ("SARs"), restricted stock and phantom stock. As of the Record Date, all of the Company's and its subsidiaries' approximately 276 employees were eligible to participate in the Option Plan, although there is no requirement that any particular employee receive Awards under the Option Plan.

     Shares Available for Grants. The Option Plan authorizes the issuance of up to 375,000 shares of Common Stock upon the exercise of Options or SARs, the grant of restricted stock or the settlement of phantom stock. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) shares held in a grantor trust created by the Company.
Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against
the aggregate number of shares of Common Stock remaining available under the Option Plan. To the extent Awards expire, become unexercisable, are forfeited, or are cancelled for any reason without having resulted in an issuance of Common Stock, the shares of Common Stock subject to such Awards shall be available for the grant of additional Awards.

     Change in Control. The terms of any Award which provide for its exercise or vesting in installments will immediately and permanently lapse on the date of a "change in control" (meaning that all Options, SARs, restricted stock and phantom stock awards will become immediately exercisable and fully vested). In addition, at the time of a change in control, with respect to Options and SARs, each participant will, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of any shares of Common Stock subject to an Option or SAR over the exercise price of such shares, in exchange for the cancellation of such Options or SARs. For purposes of the Option Plan, a "change in control" is generally defined as (i) an acquisition of voting control over more than 25% of the voting stock of the Bank or the Company,
(ii) an acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) an acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a group, or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

     Although these provisions are included in the Option Plan primarily for the protection of a participant in the event of a change in control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

     Options. The Committee may grant Options that are either incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than 50% of the fair market value of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, the exercise price for an ISO may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs and not as ISOs. The Committee has the discretion to permit one or more select employees to elect to receive Non-ISOs in lieu of cash compensation otherwise payable by the Company or an affiliate. The aggregate exercise price for such Non-ISOs would be below-market by an amount equal to the cash compensation deferred during the calendar year, although no more than 10,000 shares may be issued in any calendar year to all employees pursuant to deferred compensation elections.

     Reload of Options. The Option Plan authorizes the Committee to establish the terms under which a key employee would receive a new Option for shares of Common Stock that are purchased upon exercise of an Option (subject to the availability of shares for the grant). The exercise price for the "reload" option would be the fair market value of the underlying shares on the grant date of the reload Option. The exercise of a reload Option would not trigger another Option grant.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice
versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the underlying shares of Common Stock on the date of grant.

     Exercise of Options and SARs. The exercise of Options and SARs will be subject to terms and conditions established by the Committee in a written agreement with the participant. Any vesting requirement will, however, automatically accelerate to 100% both upon a participant's termination of service as an employee due to death, disability (as defined in the Option
Plan), retirement, and upon a change in control. In the absence of Committee action to the contrary, an otherwise unexpired Option will cease to be exercisable upon (i) a participant's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date one year after a participant terminates service for a reason other than just cause or death, or (iii) the date two years after a participant terminates service due to death.

     A participant may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by payment to the Company in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. In addition, a participant may elect to pay all or part of the exercise price of the optioned shares by having the Company withhold delivery of a number of optioned shares having a fair market value equal to the exercise price being paid through such withholding.

     Restricted Stock and Phantom Stock Awards. The Committee has broad discretion to make awards of restricted stock (in the form of forfeitable shares subject to transfer restrictions), as well as phantom stock (in the form of credits of shares, and future share earnings, to bookkeeping accounts maintained by the Company). With respect to both types of awards, the Committee may impose conditions that must be satisfied in order for the underlying shares granted to become vested (i.e., nonforfeitable). The period and conditions for vesting may be different for each participant, but will automatically accelerate to 100% in the event of a change in control or the participant's death, disability, or retirement. In addition, the Committee may shorten the restriction period or waive any restrictions if the Committee concludes that it is in the best interests of the Company to do so.

     Restricted stock is nontransferable and forfeitable until a participant's interest vests. Nevertheless, the participant is entitled to vote the restricted stock and to receive dividends and other distributions made with respect to the restricted stock. As a participant becomes vested in his or her restricted stock, the Company will deliver unrestricted shares of Common Stock to the participant. At the end of the restriction period, the participant will forfeit to the Company any shares of restricted stock as to which he or she did not earn a vested interest during the restriction period. With respect to phantom stock, a participant's vested account will become payable in a lump sum upon his or her termination of employment, unless the participant elects to receive all or part of his vested account
(i) in substantially equal annual installments over a period of up to five years, and/or (ii) in unrestricted whole shares of Common Stock.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Limitations on Transferability. Participants may transfer their Awards (but not ISOs) to certain family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Effect of Merger, Dissolution, and Related Transactions. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan, the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards.

     In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, shall be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under the accounting standards followed by the Company, recognition of compensation expense is not required unless Options are granted at an exercise price less than the fair market value of the Common Stock on the date the Option is granted. For any such Options, compensation expense is recognized in an amount equal to the difference between the exercise price and the fair market value on the grant date.

     The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the market price of the Common Stock declines subsequent to recognition of such a charge against earnings, the amount of the decline will result in a credit to earnings (but not to exceed the aggregate of prior charges against earnings).

     Neither the Company nor the Bank will receive any monetary consideration with respect to awards of restricted stock or phantom stock. The Company must recognize compensation expense based on the fair market value of the underlying Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award.

FEDERAL INCOME TAX CONSEQUENCES

     There are no tax consequences to participants or the Company on the mere granting of an Option, SAR, restricted stock, or phantom stock award. Subsequent taxation depends on the type of award, as highlighted below.

     ISOs. If the participant holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between
the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the participant as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a participant disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the participant will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain. The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether the exercise of the ISO results in liability to the participant for alternative minimum tax. However, if a participant has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. A participant will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the participant is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the participant makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the participant in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the participant in connection with the exercise of a Non-ISO. Although no assurances can be given due to an absence of controlling tax precedent, Non-ISOs having an exercise price below the fair market value of the underlying shares are expected to be treated in the same manner as Non-ISOs for federal income tax purposes.

     SARs. Upon exercise of an SAR, any cash or Common Stock received by the participant in connection with the surrender of his or her SAR will be treated as compensation income to the participant, and the Company will be entitled to a corresponding business expense deduction for the amounts treated as compensation income.

     Restricted Stock.   Participants will recognize compensation
income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

     Phantom Stock Awards. When cash or shares are transferred to the participant pursuant to the settlement of a phantom stock award, the participant will recognize ordinary income equal to the cash received and the fair market value of the shares delivered to him under the phantom stock award. A participant may elect to accelerate recognition pursuant to Section 83(b) of the Code.

PROPOSED STOCK OPTION GRANTS

     For information relating to awards made under the Option Plan at the Effective Date, see "New Plan Benefits" below. All Options will be subject to the terms and conditions described above and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, and will automatically expire ten years after the date of their grant. All Options will be exercisable immediately following approval of the Option Plan by stockholders at the Annual Meeting. If stockholder approval is not obtained, the Option Plan and Option grants made on
February 11, 1997 will not become effective.   The exercise price
for these Options is $23.25, which was the fair market value of the Common Stock on February 11, 1997, the date of grant. The closing sale price of the Common Stock on March 12, 1997, as reported on the Nasdaq National Market System, was $25.00 per share.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder
approval of the Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs, and to satisfy the requirements for continued listing of the Common Stock on the Nasdaq National Market System.

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

NEW PLAN BENEFITS

     The following table sets forth certain information regarding the Options granted on February 11, 1997 under the Option Plan, subject to stockholder approval of the Option Plan. No SARs, phantom stock or restricted stock were awarded on February 11, 1997.

                                                           NUMBER OF SHARES
                                             DOLLAR         OF COMMON STOCK
                                           VALUE (1)      UNDERLYING OPTIONS
                                           ---------      ------------------
Peter Van Kleeck                             26,250           15,000
  President and Chief Executive
  Officer of the Company and the Bank

Robert A. Gabrielsen                         13,125            7,500
  Executive Vice President, Chief
  Financial Officer of the Bank,
  Treasurer of the Company

All executive officers as a group
  (6 persons)                                51,188           29,250

All directors who are not executive
  officers as a group (9 persons)                --               --

All employees, including officers who
  are not executive officers,                15,969            9,125
  as a group (6 persons)

________________
(1) Based on the fair market value of the Common Stock on the Record Date (the closing price of the underlying Common Stock of $25.00 per share as quoted on the NASDAQ National Market System on March 12, 1997) less the exercise price. All Options were granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which was February 11, 1997.

________________________________________________________________
     PROPOSAL IV -- RATIFICATION OF APPOINTMENT OF AUDITORS
________________________________________________________________

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP, independent certified public accountants, to be the Company's auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing
their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1996 all Reporting Persons have complied with these reporting requirements.

________________________________________________________________
                       OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                        MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor. The Company has retained Corporate Investor Communications, Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which Corporate Investor Communications, Inc. will receive a fee of $4,000 plus reimbursement of certain out-of-pocket expenses.

     The Company's 1996 Annual Report to Stockholders, including financial statements, is being mailed on March 24, 1997 to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                   STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending December 31, 1997, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1301 Route 52, P.O. Box 7000, Fishkill, New York 12524 by no later than December 1, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                          BY ORDER OF THE BOARD OF DIRECTORS,

                          /s/ Beatrice D. Parent

                          Beatrice D. Parent
                          Corporate Secretary
March 24, 1997
Fishkill, New York
________________________________________________________________
              ANNUAL REPORT ON FORM 10-K
________________________________________________________________

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BEATRICE D. PARENT, CORPORATE SECRETARY, PROGRESSIVE BANK, INC., 1301 ROUTE 52, P.O. BOX 7000, FISHKILL, NEW YORK 12524-7000.
________________________________________________________________


                                                        Exhibit A

                     PROPOSED AMENDMENTS TO
             CERTIFICATE OF INCORPORATION AND BYLAWS

PROPOSED PARAGRAPH 8 TO BE ADDED TO CERTIFICATE OF INCORPORATION:

  8.  Notice for Nominations and Proposals
      ------------------------------------

     (a) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Corporate Secretary of the Corporation not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Corporate Secretary of the Corporation not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     (b) Each such notice given by a stockholder to the Corporate Secretary with respect to business proposals to be brought before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and
(iv) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no new business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     (c) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     PROPOSED NEW SECTIONS 9 AND 14 TO BE ADDED TO ARTICLE I AND
ARTICLE III, RESPECTIVELY, OF THE BYLAWS SUBJECT TO AND EFFECTIVE UPON THE APPROVAL OF THE COMPANY'S STOCKHOLDERS OF THE PROPOSED AMENDMENT TO ADD A NEW PARAGRAPH 8 TO THE COMPANY'S CERTIFICATE OF INCORPORATION:

     ARTICLE I

     SECTION 9.  Notice for Nominations and Proposals
                 ------------------------------------

     (a) Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Corporate Secretary of the

Corporation not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Corporate Secretary of the Corporation not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     (b) Each such notice given by a stockholder to the Corporate Secretary with respect to business proposals to be brought before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and
(iv) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no new business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     (c) The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

     ARTICLE III

     SECTION 14.  Nominating Committee.
                  --------------------

     The board of directors or a committee appointed by the board of directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation.

                       PROGRESSIVE BANK, INC.           Exhibit B
                1997 EMPLOYEE STOCK OPTION PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select Employees of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Employees of the Company or any Affiliate to promote the success of the Company.

     2.  Definitions.

     As used herein, the following definitions shall apply.

          (a) "Account" shall mean a bookkeeping account maintained by the Company in the name of a Participant who has received an Award of Phantom Stock.

          (b) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          (c) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

          (d) "Awards" shall mean, collectively, Options, SARs, Phantom Stock, and Restricted Stock unless the context clearly indicates a different meaning.

          (e)     "Bank" shall mean Pawling Savings Bank.

          (f) "Board" shall mean the Board of Directors of the Company.

          (g) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (h)     "Code" shall mean the Internal Revenue Code of
1986, as amended.

          (i) "Committee" shall mean either the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof, or the Board itself (which may act, at any time and from time to time, in lieu of the Stock Option Committee).


          (j) "Common Stock" shall mean the common stock of the Company.

          (k)     "Company" shall mean Progressive Bank, Inc.

          (l) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

          (m) "Director" shall mean any member of the Board and any member of the board of directors of any Affiliate.

          (n) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

          (o) "Effective Date" shall mean the date specified in Paragraph 16 hereof.

          (p) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

          (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

          (r)     "ISO" shall mean an option to purchase Common
Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

          (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

          (t) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

          (u)     "Non-ISO" means an option to purchase Common
Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

          (v)     "Option" means an ISO and/or a Non-ISO.

          (w) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

          (x)     "Participant" shall mean any person who
receives an Award pursuant to the Plan.

          (y) "Phantom Stock" shall mean an award pursuant to Paragraph 10 hereof.

          (z)     "Plan" shall mean the Progressive Bank, Inc.
1997 Employee Stock Option Plan.

          (aa) "Restricted Stock" means Common Stock which is subject to restrictions against transfer and forfeiture and such other terms and conditions determined by the Committee, as provided in Paragraph 11.

          (bb)     "Rule 16b-3" shall mean Rule 16b-3 of the
General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (cc)     "Share" shall mean one share of Common Stock.

          (dd) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

          (ee) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.  TERM OF THE PLAN AND AWARDS.

          (a) Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Paragraph 18 hereof. No Award shall be granted under the Plan after ten (10) years from the Effective Date.

          (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  SHARES SUBJECT TO THE PLAN.

          (a) General Rule. Except as otherwise required under Paragraph 13, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 375,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If an Award should expire, become unexercisable, be forfeited, or be cancelled for any reason without having resulted in the issuance of Shares, the Shares subject to the Award shall, unless the Plan has been terminated, become available for the grant of additional Awards under the Plan.

          (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

          (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

          (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

          (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement.
The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

          (d) Effect of the Committee's Decisions. All deci-sions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANTING OF AWARDS.

          (a)  General Rule.   Key Employees of the Company, the
Bank, or an Affiliate shall be eligible to receive discretionary Awards. In selecting those key Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible key Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Paragraphs 6(b), 6(d), and 6(e).

          (b) Automatic Grants to Employees. On the Effective Date, each of the Employees listed in Exhibit "A" hereof shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed in Exhibit "A" at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date. Each of the Options granted hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten (10) years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

          (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

          (d) Discounted Non-ISOs. Notwithstanding any provision of this Plan to the contrary, the Committee may, at the election of an Employee selected by the Committee, grant Non-ISOs to such Employee in lieu of cash compensation otherwise payable by the Company or an Affiliate. An Employee's election pursuant to this Paragraph 6(d) shall be made prior to the calendar year for which such election will be deemed effective, and in accordance with regulations prescribed by the Committee. Elections shall be approved or disapproved in the
discretion of the Committee and in accordance with the terms of the Plan. Changes to a Participant's election pursuant to this Paragraph 6(d) shall be prospective only. Pursuant to an election accepted and approved by the Committee, a Participant may elect to forgo the receipt of cash compensation otherwise expected from the Company or the Bank and instead receive, as of the last day of the calendar year, Non-ISOs with an aggregate difference between the Market Value of the underlying Shares and the Exercise Price (determined as of the first day of the calendar year) equal to the amount of cash compensation foregone by the Participant pursuant to an election covering the calendar year. Such Non-ISOs will be at all times fully exercisable following their date of grant, and shall otherwise be subject to the terms of the underlying Agreement and this Plan. In no event however, may a Non-ISO be granted pursuant to this Paragraph 6(d) either (i) with an Exercise Price which is less than 50% of the Market Value of the underlying Shares on the date of grant, or
(ii) with respect to more than 10,000 Shares per calendar year for all Employees, who shall receive cash reimbursement of their deferrals (done on a pro rata basis) to the extent this limitation caps the Options awarded hereunder.

     A Participant's interest in receiving Non-ISOs pursuant to this Paragraph 6(d) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and the Company shall not be obligated to make any Awards to persons other than as specifically provided in the Plan. A Participant shall not have a secured claim against the assets of the Company, and such Participant shall rely solely on the unsecured promise of the Company for the payment of any compensation deferred through an election to receive a Non-ISO pursuant to the Plan. Nothing herein shall be construed to give any person any right, title, interest, or claim in or to any specific asset, fund, reserve, account, or property of any kind whatsoever owned by them or in which it may have any right, title or interest now or in the future; but such persons shall have the right to enforce his or her claim against the Company in the same manner as any unsecured creditor.

          (e) Reload of Options. The Committee may provide in the grant of an Option that the Participant will receive a new Option for Shares that are purchased upon the exercise of an Option, upon the terms determined by the Committee in its discretion, provided that grants of reload Options shall be made only to the extent there are still Shares remaining from total number of Shares authorized under paragraph 4(a) (on the day in which the Shares authorized under the Plan in paragraph 4(a) are fully depleted, any Participants exercising Options and determined to be entitled to a grant of reload Options will have their reload Options reduced pro rata among those Participants exercising on that day), provided that the Participant is employed when the initial Option is exercised. The Exercise Price for the "reload" Option would be the Market Value of the underlying Shares on the grant date of the reload Option. The exercise of a reload Option would not trigger another Option grant.

          (f) Special Rule for Phantom Stock. A Phantom Stock Award shall be invalid ab initio if the recipient is an Employee who is not one of a "select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act, as amended.

     7.  EXERCISE PRICE FOR OPTIONS.

          (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 50% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

          (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the closing sale price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the closing bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a closing bid and asked price. If no such
bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

          (a) Generally. The Committee shall specify in each Agreement the period of years over which the underlying Option
shall become exercisable.   Notwithstanding the foregoing, an
Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to Disability, death, or retirement, or upon a Change in Control.

          (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Corporate Secretary of the Company at its executive offices. If a Participant elects to pay for Optioned Shares by delivering Shares of Common Stock already owned, such Shares shall be valued at their Market Value on the business day immediately prior to exercise of the Option. In addition, a Participant may also elect to pay all or part of the Exercise Price of the Optioned Shares by having the Company withhold from the Optioned Shares a number of Shares having a Market Value, as of the day immediately prior to the date of exercise, equal to the Exercise Price being paid through such withholding. An Option may not be exercised for a fractional Share.

          (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of --

               (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination; or

               (2)     death, then to the extent that the
Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

          (d)     Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

          (e)     Mandatory Six-Month Holding Period.
Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR.

     9.     SARS (STOCK APPRECIATION RIGHTS)

          (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of Shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

               (1)     The SAR will expire no later than the ISO;

               (2)     The SAR may be for no more than the
difference between the Exercise Price of the ISO and the Market
Value of the Shares subject to the ISO at the time the SAR is exercised;

               (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

               (4) The SAR may be exercised only when the ISO may be exercised; and

               (5)     The SAR may be exercised only when the
Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

          (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

          (c) Exercise of SARs. The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

          (d) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

          (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.


     10.     PHANTOM STOCK AWARDS.

     Any Phantom Stock Awards that the Committee may grant shall be subject to the following terms and conditions, and to such other terms and conditions as are either applicable generally to Awards, or are prescribed by the Committee in an Agreement with the Participant.

          (a) Awards Generally. With respect to each Phantom Stock Award, the Company shall establish an Account in the Participant's name, and shall credit that Account with the number of Shares specified in the Agreement effecting the Award.

          (b) Vesting Restrictions. At any time, the Committee may at its discretion impose a restriction period for the Phantom Stock (the "Restriction Period"). The Restriction Period may differ among Participants and may have different expiration dates with respect to Shares covered by the Award. The Committee shall determine the restrictions applicable to the award of Phantom Stock, including, but not limited to, requirements of Continuous Service for a specified term, or the attainment of specific corporate, divisional or individual performance standards or goals, which restrictions may differ with respect to each Participant. The Agreement shall provide for forfeiture of Shares covered thereby if the specified restrictions are not met during the Restriction Period, and may provide for early termination of any Restriction Period in the event of satisfaction of the specified restrictions prior to expiration of the Restricted Period.

          (c) Acceleration of Vesting. Phantom Stock shall vest automatically in the Participant in the event of his death, Disability, or retirement prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Phantom Stock. Notwithstanding the Restriction Period and the restrictions imposed on the Phantom Stock, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

          (d) Payment of Awards. As soon as practicable after termination of a Participant's Continuous Service, the Participant shall receive the vested portion of his Account. The Company shall make such payment in cash, and in a lump sum unless the Participant has elected, more than six months before first becoming vested in any portion of the Phantom Stock Award, to receive all or part of his vested Account -- (i) in unrestricted whole Shares, with cash paid in lieu of fractional shares, and/or
(ii) in substantially equal annual installments over a period of up to five years, beginning with the year in which the Participant's Continuous Service ends.

          (e) Forfeiture of Stock. Each Agreement shall provide for forfeiture of any Phantom Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

     11.     RESTRICTED STOCK AWARDS.

     Any Share of Restricted Stock which the Committee may grant shall be subject to the following terms and conditions, and to such other terms and conditions as are either applicable generally to Awards, or prescribed by the Committee in an Agreement with the Participant.

     (a) Vesting Restrictions. At any time, the Committee may at its discretion impose a Restriction Period for the Restricted Stock. The Restriction Period may differ among Participants and may have different expiration dates with respect to portions of shares of Restricted Stock covered by the same award. The Committee shall determine the restrictions applicable to the award of Restricted Stock, including, but not limited to, requirements of Continuous Service for a specified term, or the attainment of specific corporate, divisional or individual performance standards or goals, which restrictions may differ with respect to each Participant. The Agreement shall provide for forfeiture of Shares covered thereby if the specified restrictions are not met during the Restriction Period, and may provide for early termination of any Restriction Period in the event of satisfaction of the specified restrictions prior to expiration of the Restricted Period.

     (b) Accelerated Vesting. The Committee shall set forth in the Agreement the percentage of the award of Restricted Stock which shall vest in the Participant in the event of death, Disability, or retirement prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Restricted Stock. Notwithstanding the Restriction Period and the restrictions imposed on the Restricted Stock, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

     (c) Ownership; Voting. Stock certificates shall be issued in respect of Restricted Stock awarded hereunder and shall be registered in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall, to the extent not inconsistent with express provisions of the Plan, have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares. Said stock certificates shall be deposited with the Company or its designee, together with a stock power endorsed in blank, and the following legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture:

          "The transferability of this certificate and the shares of stock represented thereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Stock Option Plan of Progressive Bank, Inc., and an agreement entered into between the registered owner and Progressive Bank, Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of Progressive Bank, Inc., 1301 Route 52, P.O. Box 7000, Fishkill, New York 12524-7000"

     (d) Lapse of Restrictions. At the expiration of the Restricted Period applicable to the Restricted Stock, the Company shall deliver to the Participant, or the legal representative of the Participant's estate, or if the personal representative of the Participant's estate shall have assigned the estate's interest in the Restricted Stock, to the person or persons to whom his rights under such Stock shall have passed by assignment pursuant to his will or to the laws of descent and distribution, the stock certificates deposited with it or its designee and as to which the Restricted Period has expired and the requirements of the restrictions have been met. If a legend has been placed on such certificates, the Company shall cause such certificates to be reissued without the legend.

     (e) Forfeiture of Restricted Stock. The Agreement shall provide for forfeiture of any Restricted Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

     12.     CHANGE OF CONTROL.

     The terms of any Award which provide for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options, SARs, Phantom Stock Awards, and Restricted Stock Awards shall become immediately exercisable and fully vested on the date of the Change in Control. With respect to Options and SARs, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options or SARs by the Participant.

     13.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

          (a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitaliza-tion,
reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

          (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

          (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

          (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

          (f) Certain Special Dividends. The Exercise Price of Shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (f) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     14.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 14. Awards which are transferred pursuant to this Paragraph 14 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     15.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determina-tion of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     16.  EFFECTIVE DATE.

     The Plan became effective on February 11, 1997, subject to approval of the Plan by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders
held in accordance with applicable laws. Any Awards made prior to approval of the Plan by the stockholders of the Company shall be contingent on such approval.

     17.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     18.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     19.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     20.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21.  WITHHOLDING TAX.

     The Company's obligation to deliver cash or Shares upon vesting of Phantom Stock, Shares upon vesting of Restricted Stock, or upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Each Participant may satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     22.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraph 6(b), no Employee shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     23.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     24.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that federal law shall be deemed to apply.


                           REVOCABLE PROXY
________________________________________________________________
                       PROGRESSIVE BANK, INC.
                         Fishkill, New York
________________________________________________________________

                 ANNUAL MEETING OF STOCKHOLDERS
                        April 24, 1997

     The undersigned hereby appoints Beatrice D. Parent and Robert Apple, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of Progressive Bank, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of its subsidiary, Pawling Savings Bank, on Route 22, Pawling, New York, on Thursday, April 24, 1997, at 6:00 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

1.   The election as directors of all
     nominees listed below (except as
     marked to the contrary below).        [   ]        [   ]

        Thomas C. Aposporos
        John J. Page
        David A. Swinden

     INSTRUCTION:  To withhold your vote for any individual
     nominee, insert that nominee's name on the line provided
     below.
     _____________________________
[CAPTION]

                                                FOR   AGAINST   ABSTAIN
                                                ---   -------   -------
2.   The amendment of the Company's Certificate
     of Incorporation to include provisions
     that set forth procedures for director
     nominations and new business proposals
     by stockholders.                           [  ]    [   ]    [   ]

3.   The approval of the Progressive Bank, Inc.
     1997 Employee Stock Option Plan            [  ]    [   ]    [   ]

4.   Ratification of the appointment of
     KPMG Peat Marwick LLP as independent
     auditors for the 1997 fiscal year.         [  ]    [   ]    [   ]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
PROPOSITIONS.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequent proxy or notifying the Corporate Secretary of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated March 24, 1997.

Dated: _______________________, 1997


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.